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                                                        November 20, 1996


MOVIE STAR, INC.
136 Madison Avenue
New York, NY 10016

                RE:    FINANCING AGREEMENT
                DATED: April 24, 1996

It is mutually agreed that the above mentioned agreement between us shall be amended as hereinafter provided:

Effective only for the period commencing April 24, 1996 through April 30, 1997 the following shall apply:

              - The minimum charges for interest and Letter of Credit charges specified in the third sentence of Section 9.1 is hereby reduced to $200,000.00.

The foregoing amendment shall be effective as of November 19, 1996.

In all other respects the terms and conditions of the aforesaid agreement, as the same may have heretofore been amended, shall remain unchanged.



                                        ROSENTHAL & ROSENTHAL, INC.


                                        By:  /s/ Sheldon Kaye
                                             ------------------------------
                                             Sheldon Kaye, Sr. VP


THE FOREGOING IS ACKNOWLEDGED &
AGREED TO:
MOVIE STAR, INC.


By:  /s/ Saul Pomerantz
    ---------------------------
    Saul Pomerantz, Sr. VP